                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report on Form 10-K of The First Republic Corporation of America (the "Company") for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathan P. Rosen, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Jonathan P. Rosen
   ------------------------------------------
Name: Jonathan P. Rosen
Chief Executive and Chief Operating Officer
October 8, 2002


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

      In connection with the Annual Report on Form 10-K of The First Republic Corporation of America (the "Company") for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Bergman, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (3) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Harry Bergman
   ------------------------------------------
Name: Harry Bergman
Chief Financial and Chief Accounting Officer
October 8, 2002



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